UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2015

IHEARTMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53354	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 5.07 below is incorporated by reference into this Item 5.02.

On May 15, 2015, at the Annual Meeting of Stockholders of iHeartMedia, Inc. (the “Company”), the Company’s stockholders approved the Company’s 2015 Executive Long-Term Incentive Plan, the 2015 Supplemental Incentive Plan and the 2015 Executive Incentive Plan. The summaries of the 2015 Executive Long-Term Incentive Plan, the 2015 Supplemental Incentive Plan and the 2015 Executive Incentive Plan below are qualified in their entirety by reference to the full text of the plans filed herewith as Exhibits 10.1, 10.2, and 10.3, respectively, and incorporated herein by reference.

2015 Executive Long-Term Incentive Plan

The 2015 Executive Long-Term Incentive Plan (the “LTIP”) provides for the award of options, stock appreciation rights, restricted stock, unrestricted stock, stock units, additional awards convertible into or exchangeable for common stock, performance awards and/or current or deferred grants of cash based awards. The LTIP is administered by the board of directors of the Company or a committee thereof (the “Administrator”). Subject to the term of the LTIP and any award agreement issued thereunder, the Administrator has full authority to determine eligibility for and grant awards; determine, modify or waive the terms and conditions of any award; prescribe forms, rules and procedures; and otherwise do all things necessary to carry out the purposes of the LTIP.

The aggregate number of shares of common stock that may be issued or used for reference purposes, or with respect to which awards may be granted, under the LTIP will not exceed the sum of (a) 4,000,000 plus (b) the number of shares of common stock available for awards granted under the Company’s 2008 Executive Incentive Plan, as amended and restated. The maximum number of shares of common stock with respect to which incentive stock options may be granted under the LTIP is 2,700,000 shares. Certain shares of common stock, including but not limited to shares covered by awards that expire or are canceled, forfeited, settled in cash or otherwise terminated, will not be taken into account and will remain available for issuance under the LTIP.

To the extent required by Section 162(m) of the U.S. Internal Revenue Code of 1986 (the “Code”) for awards under the plan intended to qualify as “performance-based compensation,” the following individual participant limitations will apply: (i) the maximum number of shares for which stock options may be granted to any person in any calendar year and the maximum number of shares subject to stock appreciation rights granted to any person in any calendar year will each be 2,700,000 and (ii) the maximum number of shares subject to other awards granted to any person in any calendar year will be 1,000,000 shares per type of award (provided that the maximum number of shares subject to all awards granted to any person in any calendar year does not exceed 3,700,000 shares). The maximum amount payable to any person in any year under cash awards will be $20,000,000. To the extent required by Section 162(m) of the Code for awards under the plan intended to qualify as “performance-based compensation,” the Administrator will pre-establish, in writing, specific criteria, other than the mere continuation of employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an award.

2015 Supplemental Incentive Plan

The 2015 Supplemental Incentive Plan provides for the award of performance-based compensation to senior management of the Company and its subsidiaries. The 2015 Supplemental Incentive Plan will be administered by the compensation committee of the board of directors of the Company (the “Compensation Committee”), which has the authority (a) to select participants to participate in the plan in any given year; (b) to establish and administer any performance goals and award opportunities applicable to each participant and certify whether such goals have been attained; (c) to construe and interpret the 2015 Supplemental Incentive Plan and any agreement or instrument entered into under the 2015 Supplemental Incentive Plan; (d) to establish, amend and waive rules and regulations for the 2015 Supplemental Incentive Plan’s administration; (e) to consider the recommendations of the Company’s Chief Executive Officer in regard to determinations regarding the forgoing with respect to participants other than the Chief Executive Officer and (f) to make all other determinations which may be necessary or advisable for the administration of the 2015 Supplemental Incentive Plan.

Awards made pursuant to the plan will be subject to the participant’s attainment of at least one performance goal designated by the Compensation Committee and communicated to the participant. Each participant will have a target award opportunity under the plan as determined by the Compensation Committee to be paid in the event the performance goals applicable to such participant are met at the 100% level. Subject to certain conditions applicable to awards intended to be exempt from Section 162(m) of the Code, the achievement of the applicable performance goal at less than 100% may result in a pro-rated reduction of the target award amount, as determined by the Compensation Committee. The applicable performance period will be twelve (12) months and the achievement and earned award will be communicated to each participant in writing as soon as practicable after the completion of the performance period (the “Conditionally Earned Award”). Subject to any exceptions that may be set forth in an applicable written agreement with the participant, the Conditionally Earned Awards will be paid to a participant within the 90-day period following the third anniversary of the beginning of the applicable performance period, subject to such participant’s continued employment through such payment date, or as otherwise set forth in the plan. No participant may be granted award(s) in excess of $15,000,000 during any calendar year.

2015 Executive Incentive Plan

The 2015 Executive Incentive Plan provides for the award of performance-based compensation to executive officers and other selected key employees of the Company and its subsidiaries, as amended. The 2015 Executive Incentive Plan is administered by a committee of the board of directors of the Company. The committee is authorized, subject to the provisions of the plan, in its sole discretion, from time to time to: (i) select participants; (ii) grant performance awards under the plan; (iii) determine the type, terms and conditions of, and all other matters relating to, performance awards; (iv) prescribe performance award agreements; (v) establish, modify or rescind such rules and regulations as it deems necessary for the proper administration of the plan; and (vi) make such determinations and interpretations and to take such steps in connection with the plan or the performance awards granted thereunder as it deems necessary or advisable. No participant may earn more than $15,000,000 in any calendar year pursuant to a performance award under the 2015 Executive Incentive Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 15, 2015, the Company held its Annual Meeting of Stockholders. Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Company’s Annual Meeting of Stockholders.

As previously disclosed, Mark P. Mays, who previously served as a member of the Board of Directors, did not standing for re-election at the annual meeting. The Board of Directors decided not to replace Mr. Mays as a director at this time and, accordingly, the size of the Board of Directors was reduced from 13 to 12 immediately prior to the annual meeting. As disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on March 31, 2015, holders of the Company’s Class A common stock, voting as a separate class, are entitled to elect two members of the Board of Directors (David C. Abrams and Jonathon S. Jacobson). For the election of the 10 other members of the Board of Directors and all other matters submitted to a vote of the stockholders, the holders of Class A common stock and Class B common stock vote together as a single class.

1. The Company’s stockholders elected each of the twelve nominees for directors to serve until the next Annual Meeting of Stockholders or until his or her successor shall have been elected and qualified.

Proposal 1. Election of Directors	Votes For	Votes Withheld	Broker Non-Votes
Class A Common Stock
David C. Abrams	19,264,909	12,741	3,929,075
Irving L. Azoff	17,854,754	1,422,896	3,929,075
Richard J. Bressler	17,686,369	1,591,281	3,929,075
James C. Carlisle	17,686,372	1,591,278	3,929,075
John P. Connaughton	17,854,676	1,422,974	3,929,075
Julia B. Donnelly	17,854,498	1,423,152	3,929,075
Matthew J. Freeman	17,854,754	1,422,896	3,929,075
Blair E. Hendrix	17,686,090	1,591,560	3,929,075
Jonathon S. Jacobson	19,264,333	13,317	3,929,075
Ian K. Loring	17,854,751	1,422,899	3,929,075
Robert W. Pittman	17,854,724	1,422,926	3,929,075
Scott M. Sperling	17,853,872	1,423,778	3,929,075
Class B Common Stock
Irving L. Azoff	59,522,270	—	—
Richard J. Bressler	59,522,270	—	—
James C. Carlisle	59,522,270	—	—
John P. Connaughton	59,522,270	—	—
Julia B. Donnelly	59,522,270	—	—
Matthew J. Freeman	59,522,270	—	—
Blair E. Hendrix	59,522,270	—	—
Ian K. Loring	59,522,270	—	—
Robert W. Pittman	59,522,270	—	—
Scott M. Sperling	59,522,270	—	—
Total
David C. Abrams	19,264,909	12,741	3,929,075
Irving L. Azoff	77,377,024	1,422,896	3,929,075
Richard J. Bressler	77,208,639	1,591,281	3,929,075
James C. Carlisle	77,208,642	1,591,278	3,929,075
John P. Connaughton	77,376,946	1,422,974	3,929,075
Julia B. Donnelly	77,376,768	1,423,152	3,929,075
Matthew J. Freeman	77,377,024	1,422,896	3,929,075
Blair E. Hendrix	77,208,360	1,591,560	3,929,075
Jonathon S. Jacobson	19,264,333	13,317	3,929,075
Ian K. Loring	77,377,021	1,422,899	3,929,075
Robert W. Pittman	77,376,994	1,422,926	3,929,075
Scott M. Sperling	77,376,142	1,423,778	3,929,075

2. The adoption of the 2015 Executive Long-Term Incentive Plan.

Proposal 2. Approval of the 2015 Executive Long-Term Incentive Plan	Votes For	Votes Against	Abstentions	Broker Non-Votes
Class A Common Stock	19,003,198	270,452	4,000	3,929,075
Class B Common Stock	59,522,270	—	—	—

Total	78,525,468	270,452	4,000	3,929,075

3. The adoption of the 2015 Supplemental Incentive Plan.

Proposal 3. Approval of the 2015 Supplemental Incentive Plan	Votes For	Votes Against	Abstentions	Broker Non-Votes
Class A Common Stock	18,999,546	274,043	4,061	3,929,075
Class B Common Stock	59,522,270	—	—	—

Total	78,521,816	274,043	4,061	3,929,075

4. The adoption of the 2015 Executive Incentive Plan.

Proposal 4. Approval of the 2015 Executive Incentive Plan	Votes For	Votes Against	Abstentions	Broker Non-Votes
Class A Common Stock	19,000,183	273,244	4,223	3,929,075
Class B Common Stock	59,522,270	—	—	—

Total	78,522,453	273,244	4,223	3,929,075

5. The selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2015 was ratified.

Proposal 5. Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2015	Votes For	Votes Against	Abstentions	Broker Non-Votes
Class A Common Stock	23,002,350	203,992	383	—
Class B Common Stock	59,522,270	—	—	—

Total	82,524,620	203,992	383	—

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	iHeartMedia, Inc. 2015 Executive Long-Term Incentive Plan (Incorporated by reference to Appendix A to the iHeartMedia, Inc. definitive proxy statement on Schedule 14A for its 2015 Annual Meeting of Stockholders filed March 31, 2015).

10.2	iHeartMedia, Inc. 2015 Supplemental Incentive Plan (Incorporated by reference to Appendix B to the iHeartMedia, Inc. definitive proxy statement on Schedule 14A for its 2015 Annual Meeting of Stockholders filed March 31, 2015).

10.3	iHeartMedia, Inc. 2015 Executive Incentive Plan (Incorporated by reference to Appendix C to the iHeartMedia, Inc. definitive proxy statement on Schedule 14A for its 2015 Annual Meeting of Stockholders filed March 31, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA, INC.

Date: May 20, 2015	By:	/s/ Lauren E. Dean
Lauren E. Dean
Vice President, Assistant General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description

10.1	iHeartMedia, Inc. 2015 Executive Long-Term Incentive Plan (Incorporated by reference to Appendix A to the iHeartMedia, Inc. definitive proxy statement on Schedule 14A for its 2015 Annual Meeting of Stockholders filed March 31, 2015).

10.2	iHeartMedia, Inc. 2015 Supplemental Incentive Plan (Incorporated by reference to Appendix B to the iHeartMedia, Inc. definitive proxy statement on Schedule 14A for its 2015 Annual Meeting of Stockholders filed March 31, 2015).

10.3	iHeartMedia, Inc. 2015 Executive Incentive Plan (Incorporated by reference to Appendix C to the iHeartMedia, Inc. definitive proxy statement on Schedule 14A for its 2015 Annual Meeting of Stockholders filed March 31, 2015).